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                SUPPLEMENT DATED MAY 28, 2003 TO BE ATTACHED TO
                     STEPHENS INSTITUTIONAL CLASS SHARES OF
                THE DIVERSIFIED INVESTORS FUNDS GROUP PROSPECTUS
                               DATED MAY 1, 2003

     Effective May 28, 2003, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Value & Income Portfolio with Asset Management Group. As a result, all Value & Income Portfolio assets will be managed by Alliance Capital Management, L.P. under the existing Investment Subadvisor Agreement relating to the Portfolio.

                                    *******

     Effective June 30, 2003, the Diversified Investors International Equity Fund has established new procedures concerning sales and purchases of shares of that Fund. These new procedures are designed to discourage large volume exchange activity by certain shareholders which has the potential to affect negatively the Fund and its other shareholders. Specifically, if a shareholder sells International Equity Fund shares (either through an exchange or a redemption), that shareholder may not be permitted to exchange shares back into the International Equity Fund for 90 days. This restriction on exchanges will not affect purchases of International Equity Fund shares through regular retirement plan contributions during any such 90 day period. In addition, The Diversified Investors Funds Group continues to reserve the right to modify or terminate the exchange privilege at any time with respect to any or all Funds.

Form 2878 (5/2003)                                                      33-61810
                                                                       333-00295